UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 11, 2016

Houlihan Lokey, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37537	95-2770395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., 5th Floor, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
310-788-5200

(Former Name or Former Address, if Changed Since Last Report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On February 11, 2016, Scott Beiser, Chief Executive Officer, and J. Lindsey Alley, Chief Financial Officer, of Houlihan Lokey, Inc. will be making a presentation at the KBW Winter Financial Services Symposium. A copy of the materials to be presented by Mr. Beiser and Mr. Alley is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits

99.1    KBW Conference Presentation dated February 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2016	Houlihan Lokey, Inc.

	By:	/s/ J. Lindsey Alley
Name: J. Lindsey Alley
Position: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	KBW Conference Presentation dated February 2016